                                                                  EXHIBIT 10.1.4


                                Third Amendment
                           to Stockholders' Agreement
                           --------------------------

     This Third Amendment to Stockholders' Agreement (the "Amendment") is entered into by and among AT&T Wireless PCS LLC, the Cash Equity Investors and Management Shareholders named therein and Tritel, Inc. ("Tritel").

     WHEREAS, AT&T Wireless PCS LLC, the Cash Equity Investors, the Management Shareholders and Tritel entered into that certain Stockholders' Agreement dated as of January 7, 1999, and as amended as of August 27, 1999 and September 1, 1999 (the "Agreement"); and

     WHEREAS, the Board of Directors of Tritel has determined that it is in the best interests of Tritel to commence an initial public offering of Tritel's Class A Common Stock (the "IPO"); and

     WHEREAS, to facilitate the IPO, Tritel and the Stockholders agree that certain provisions of the Agreement should be amended;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows (capitalized terms used herein have the same meaning, as defined in the Agreement, unless otherwise specified herein):

        1.  Construction. For the avoidance of ambiguity, the parties hereby
            ------------
agree that the piggy back registration rights under Section 5(b)(i) of the Agreement are subject to the transfer restrictions of Section 4.1(c) of the Agreement.

        2.  Ratification.  The Agreement as amended hereby is ratified and
            ------------
affirmed, and except as expressly amended hereby, all other terms and provisions of the Agreement remain unchanged and continue in full force and effect. The terms of this Amendment shall supersede any conflicting terms of the Agreement.

        3.  Entire Agreement.  The Agreement, as amended by this Amendment,
            ----------------
constitutes the entire agreement and understanding between the parties hereto regarding the subject matter addressed therein.

        4.  Execution.  This Amendment may be executed in multiple counterparts,
            ---------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto agree to accept facsimile signatures as an original signature.

EXECUTED as of the 17th day of November, 1999.

                              AT&T Wireless PCS, LLC

                              By:____________________
                              Name:__________________
                              Title:_________________


                              TWR Cellular, Inc.

                              By:____________________
                              Name:__________________
                              Title:_________________



                              Tritel, Inc.

                              By:____________________
                              Name:__________________
                              Title:_________________



                              Cash Equity Investors:

                              Toronto Dominion Investments, Inc.

                              By:____________________
                              Name:
                              Title:



                              General Electric Capital Corporation

                              By:____________________
                              Name:__________________
                              Title:_________________

                            Washington National Insurance Company

                            By:_____________________
                            Name:
                            Title:



                            United Presidential Life Insurance Company

                            By:_____________________
                            Name:
                            Title:



                            Dresdner Kleinwort Benson Private Equity Partners LP

                            By: Dresdner Kleinwort Benson Private Equity Managers LLC, as its general partner

                            By:_____________________
                            Name: Alexander P. Coleman
                            Title: Authorized Signatory



                            Triune PCS, LLC, a Delaware limited liability company

                              By:  Oak Tree, LLC
                              Title: Manager

                                 By:  Triune Private Equity, LLC
                                 Title: Manager

                                    By:_____________________
                                    Name: Kevin Shepherd
                                    Title: Manager

                            FCA Venture Partners II, L.P.

                            By: Clayton-DC Venture Capital Group, LLC, its general partner

                                 By:_____________________
                                 Name: D. Robert Crants, III
                                 Title: Manager

                            Clayton Associates, LLC

                            By:__________________________
                                  Its managing Member

                            Airwave Communications, LLC

                            By:__________________________
                            Name:________________________
                            Title:_______________________


                            The Manufacturers' Life Insurance Company (U.S.A.)

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                            By:__________________________
                            Name:________________________
                            Title:_______________________



                            Trillium PCS, LLC

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                            Management Stockholders:


                            _____________________________
                            William M. Mounger, II


                            _____________________________
                            E.B. Martin, Jr.


                            _____________________________
                            William S. Arnett

                            Conseco Life Insurance Company

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                            Southern Farm Bureau Life Insurance Company

                            By:__________________________
                            Name:________________________
                            Title:_______________________

                                       7